UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2007

U-STORE-IT TRUST
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-32324 (Commission File Number)	20-1024732 (IRS Employer Identification No.)

6745 Engle Road, Suite 300 Cleveland, OH 44130 (Address of Principal Executive Offices)		44130 (Zip Code)
(440)234-0700
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma financial information, respectively.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Republic Self Storage — Arapaho
Independent Auditors’ Report
Statement of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005
Notes to Statement of Revenues and Certain Operating Expenses
Republic Self Storage — San Antonio
Independent Auditors’ Report
Statement of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005
Notes to Statement of Revenues and Certain Operating Expenses
Jernigan Portfolio
Independent Auditors’ Report.
Combined Statement of Revenues and Certain Operating Expenses for the Six Months
      Ended June 30, 2006 (unaudited) and Years Ended December 31, 2005, 2004 and 2003.
Notes to Combined Statement of Revenues and Certain Operating Expenses.
Republic Self Storage — Stassney
Independent Auditors’ Report
Statement of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2006 (unaudited) and Year Ended December 31, 2005
Notes to Statements of Revenues and Certain Operating Expenses
SecurCare Portfolio
Independent Auditors’ Report.
Combined Statement of Revenues and Certain Operating Expenses for the Three Months Ended
      March 31, 2006 (unaudited) and Year Ended December 31, 2005.
Notes to Combined Statement of Revenues and Certain Operating Expenses.
Sanford Partners Portfolio
Independent Auditors’ Report.
Combined Statement of Revenues and Certain Operating Expenses for the Year Ended
      December 31, 2005.
Notes to Combined Statement of Revenues and Certain Operating Expenses.
(b) Pro Forma Financial Information.
Unaudited Pro Forma Condensed Consolidated Financial Information.
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006.
Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006.
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006.
Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006.

INDEX TO FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF U-STORE-IT TRUST AND SUBSIDIARIES (THE “COMPANY”):
Unaudited Pro Forma Condensed Consolidated Financial Information	4
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006	5
Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006	6
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006	7
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006	8

Republic Self Storage — Arapaho
Independent Auditors’ Report	10
Statement of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005	11
Notes to Statement of Revenues and Certain Operating Expenses	12

Republic Self Storage — San Antonio
Independent Auditors’ Report	14
Statement of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2006 (unaudited) and Year Ended December 31, 2005	15
Notes to Statement of Revenues and Certain Operating Expenses	16

Jernigan Portfolio
Independent Auditors’ Report.	18
Combined Statement of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2006 (unaudited) and Years Ended December 31, 2005, 2004 and 2003.	19
Notes to Combined Statement of Revenues and Certain Operating Expenses	20

Republic Self Storage — Stassney Independent Auditors’ Report Statement of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2006 (unaudited) and Year Ended December 31, 2005 Notes to Statements of Revenues and Certain Operating Expenses	22 23 24

SecurCare Portfolio
Independent Auditors’ Report.	26
Combined Statement of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2006 (unaudited) and Year Ended December 31, 2005.	27
Notes to Combined Statement of Revenues and Certain Operating Expenses	28

Sanford Partners Portfolio
Independent Auditors’ Report.	30
Combined Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2005.	31
Notes to Combined Statement of Revenues and Certain Operating Expenses	32

U-STORE-IT TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
The following unaudited pro forma condensed consolidated financial information of U-Store-It Trust and subsidiaries (the “Company”) as of and for the year ended December 31, 2006 has been derived from (1) the historical audited financial statements of U-Store-It Trust as filed in the Company’s 2006 Form 10-K, (2) the historical statements of revenues and certain expenses of the 44 audited properties acquired during 2006, and (3) the historical unaudited statements of revenues and certain expenses of the remaining 19 self-storage properties acquired during 2006 and 2007.
The Company acquired 60 properties during 2006 and three additional properties in January 2007. The February 2006 acquisition of a portfolio of 24 self-storage facilities (the “Sure Save USA Self Storage Acquisition”) was determined to be an individually significant 2006 acquisition as defined under Regulation S-X Rule 3-14. Accordingly, an audit was performed for the Sure Save USA Self Storage Acquisition properties and was included in the Company’s Current Report on Form 8-K/A filed April 21, 2006. Audits were also performed on 20 additional properties that represent the mathematical majority of the cost of the Company’s individually insignificant pool of 2006 acquisition properties.
The unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 reflects adjustments to the Company’s historical financial data to give effect to the three properties acquired subsequent to December 31, 2006 as if each had occurred on December 31, 2006.
The pro forma condensed consolidated statement of operations for the year ended December 31, 2006 reflects adjustments to the Company’s historical financial data to give effect to the acquisition of the 63 self-storage properties acquired in 2006 and 2007 as if each had occurred on January 1, 2006.
The unaudited pro forma adjustments are based on available information and assumptions that the Company considers reasonable. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s actual financial position or results of operations for the period would have been as of the date and for the periods indicated, nor does it purport to represent the Company’s future financial position or results of operations.
The unaudited pro forma condensed consolidated financial information should be read together with the notes thereto in conjunction with the more detailed information contained in the historical financial statements referenced in this filing.

U-STORE-IT TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
December 31, 2006 (Unaudited)
(In Thousands)

	U-Store-It	Acquisitions
	Trust	Subsequent	U-Store-It
	Historical	To 12/31/06	Trust
	(1)	(2)	Pro Forma

ASSETS
Storage facilities	$1,771,864	$19,382	$1,791,246
Accumulated depreciation	(205,049)	—	(205,049)

	1,566,815	19,382	1,586,197
Cash and cash equivalents	19,716	—	19,716
Restricted cash	14,126	—	14,126
Loan procurement costs — net of amortization	7,575	—	7,575
Other assets	6,475	—	6,475
Due from related parties	632	—	632

Total Assets	$1,615,339	$19,382	$1,634,721

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Revolving credit facility	$90,500	$19,382	$109,882
Unsecured term loan	200,000	—	200,000
Mortgage loans and notes payable	588,930	—	588,930
Accounts payable and accrued expenses	22,590	—	22,590
Due to related parties	336	—	336
Distributions payable	18,197	—	18,197
Deferred revenue	9,740	—	9,740
Security deposits	655	—	655

Total liabilities	930,948	19,382	950,330
COMMITMENTS & CONTINGENCIES
MINORITY INTERESTS	56,898	—	56,898
SHAREHOLDERS’ EQUITY
Common shares	573	—	573
Additional paid-in-capital	794,632	—	794,632
Accumulated deficit	(167,712)	—	(167,712)

Total shareholders’ equity	627,493	—	627,493

Total Liabilites and Shareholders’ Equity	$1,615,339	$19,382	$1,634,721

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

U-STORE-IT TRUST
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands)
(1)	Reflects the historical condensed consolidated balance sheet of U-Store-It Trust included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2006.

(2)	Represents the three properties purchased, utilizing borrowings from the Company’s revolving credit facility, subsequent to December 31, 2006:

	Acquisition	Number of	Purchase
Property / Portfolio	Date	Facilities	Price

Stone Oak Facility	Jan-07	1	$6,182
Grand Central Self Storage Portfolio	Jan-07	2	13,200

		3	$19,382

U-STORE-IT TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006
(In Thousands Except Per Share Amounts)

	U-Store-It	Completed
	Trust	Facility			U-Store-It
	Historical	Acquisitions	Other		Trust
	(3)	(4)	Adjustments		Pro Forma

REVENUES:
Rental income	$197,753	$10,073	$—		$207,826
Other property related income	14,902	482	—		15,384
Other — related party	457	—	—		457

Total revenues	213,112	10,555	—		223,667

OPERATING EXPENSES:
Property operating expenses	86,547	3,858	—		90,405
Property operating expenses — related party	69	—	—		69
Depreciation	64,729	—	3,913	(5)	68,642
Asset write-off	305	—	—		305
General and administrative	21,675	436	—		22,111
General and administrative — related party	613	—	—		613

Total operating expenses	173,938	4,294	3,913		182,145

OPERATING INCOME	39,174	6,261	(3,913)		41,522

OTHER INCOME (EXPENSE):
Interest:
Interest expense on loans	(46,125)	—	(5,878)	(6)	(52,003)
Loan procurement amortization expense	(1,998)	—	(22)	(6)	(2,020)
Write-off of loan procurement cost due to early extinguishment of debt	(1,907)	—	—		(1,907)
Interest income	1,341	—	—		1,341
Other	191	—	—		191

Total other expense	(48,498)	—	(5,900)		(54,398)

INCOME (LOSS) BEFORE MINORITY INTERESTS	(9,324)	6,261	(9,814)		(12,877)

Minority interests	773	—	295	(7)	1,068

NET INCOME (LOSS)	$(8,551)	$6,261	$(9,519)		$(11,809)

Basic and diluted earnings (loss) per share	$(0.15)				$(0.21)
Weighted average number of common shares — Basic and diluted	57,287				57,287
See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

U-STORE-IT TRUST
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006
(in thousands, except per share data)
(3)	Reflects the historical condensed consolidated statement of operations of U-Store-It Trust for the year ended December 31, 2006.

(4)	Represents the unaudited pro forma revenues and operating expenses for the year ended December 31, 2006 of the properties that were acquired in 2006 and 2007 for the period prior to acquisition:

				Other
				Property		Property		Total
	Acquisition	Number of	Rental	Related	Total	Operating	General and	Operating	Operating
Property / Portfolio	Date	Facilities	Income	Income	Revenues	Expenses	Administrative	Expenses	Income

Nashville, TN Portfolio	Jan-06	2	$61	$4	$65	$12	$—	$12	$53
Dallas, TX Portfolio	Jan-06	2	64	—	64	5	6	11	53
U-Stor Self Storage Portfolio	Feb-06	3	37	17	54	48	6	54	—
Sure Save Portfolio	Feb-06	24	1,485	93	1,578	540	35	575	1,003
Texas Storage Portfolio	Mar-06	4	259	21	280	143	16	159	121
Nickey Portfolio	Apr-06	4	668	—	668	220	28	248	420
SecurCare Portfolio	May-06	4	1,069	29	1,098	304	52	356	742
Texas Storage Portfolio	Jun-06	1	151	8	159	83	9	92	67
Jernigan Portfolio	Jul-06	9	2,643	186	2,829	1,080	118	1,198	1,631
U-Stor Self Storage Portfolio	Aug-06	1	266	—	266	107	19	126	140
Bailes Portfolio	Aug-06	3	964	—	964	343	—	343	621
In & Out Self Storage Portfolio	Aug-06	1	590	14	604	273	37	310	294
Texas Storage Portfolio	Sep-06	2	372	14	386	252	22	274	112
Stone Oak Facility (i)	Jan-07	1	—	—	—	—	—	—	—
Grand Central Self Storage Portfolio	Jan-07	2	1,444	96	1,540	448	88	536	1,004

		63	$10,073	$482	$10,555	$3,858	$436	$4,294	$6,261

(i) This property had no historical operating results as it was under development prior to acquisition.

(5)	Reflects real estate depreciation for the period prior to acquisition computed on a straight-line basis with depreciable lives ranging from 5 to 39 years.

					Depreciation
					for Period
	Acquisition	Number of	Total	Depreciable	Prior to
Property / Portfolio	Date	Facilities	Assets	Assets	Acquisition

Nashville, TN Portfolio	Jan-06	2	$13,152	$11,744	$29
Dallas, TX Portfolio	Jan-06	2	11,549	5,503	21
U-Stor Self Storage Portfolio	Feb-06	3	10,946	7,553	39
Sure Save Portfolio	Feb-06	24	165,107	123,031	705
Texas Storage Portfolio	Mar-06	4	22,618	10,777	95
Nickey Portfolio	Apr-06	4	13,649	12,188	211
SecurCare Portfolio	May-06	4	35,700	24,638	509
Texas Storage Portfolio	Jun-06	1	6,499	3,097	83
Jernigan Portfolio	Jul-06	9	44,934	35,977	910
U-Stor Self Storage Portfolio	Aug-06	1	3,330	2,985	103
Bailes Portfolio	Aug-06	3	15,606	11,584	357
In & Out Self Storage Portfolio	Aug-06	1	7,276	3,576	117
Texas Storage Portfolio	Sep-06	2	12,045	5,739	232
Stone Oak Facility (i)	Jan-07	1	6,182	4,589	—
Grand Central Self Storage Portfolio	Jan-07	2	13,200	9,799	504

		63	$381,793	$272,779	$3,913

(i)	This property was under development prior to acquisition, and accordingly, there is no pro forma adjustment to reflect depreciation expense.
(6)	Reflects interest expense and amortization of loan procurement costs for the period prior to acquisition.

					Interest	Amortization
			Assumed	Effective	for Period	of Loan Procurement
	Acquisition	Number of	Mortgage	Interest	Prior to	Costs for Period
Property / Portfolio	Date	Facilities	Debt	Rate	Acquisition	Prior to Acquisition

Dallas, TX Portfolio	Jan-06	2	$7,081	5.87%	$28	$1
SecurCare Portfolio	May-06	4	14,029	6.50%	322	—
Jernigan Portfolio	Jul-06	9	6,983	6.50%	257	12
U-Stor Self Storage Portfolio	Aug-06	1	1,906	6.41%	72	2
In & Out Self Storage Portfolio	Aug-06	1	4,459	6.32%	176	7

		17	$34,458		856	22
Revolving Credit Facility (i)					5,022	—

Total					$5,878	$22

(i)	Reflects pro forma interest expense on revolving credit facility borrowings (at a rate of 6.40%) assumed to have been used to fund the acquisition price, net of mortgage debt, of each 2006 and 2007 acquired property for the period prior to acquisition.
(7)	Reflects the pro forma allocation of loss from continuing operations to minority interest holders.

INDEPENDENT AUDITORS’ REPORT
To the Board of Trustees and Shareholders
U-Store-It Trust
Cleveland, Ohio
     We have audited the accompanying statement of revenues and certain operating expenses of Republic Self Storage-Arapaho (the “Property”) for the year ended December 31, 2005. The statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of U-Store-It Trust, as described in Note 1. This presentation is not intended to be a complete presentation of the Property’s revenues and expenses.
     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/ The Schonbraun McCann Group LLP
Roseland, New Jersey
September 27, 2006

REPUBLIC SELF STORAGE-ARAPAHO
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the period
	January 1, 2006 through
	June 30, 2006	Year ended
	(Unaudited)	December 31, 2005
Revenues
Base rents	$133,845	$229,209
Other income	4,168	13,582

	138,013	242,791

Certain Operating Expenses
Property operating expenses	57,406	123,865
Real estate taxes	44,364	83,838
General and administrative expenses	6,574	10,900

	108,344	218,603

Revenues in excess of certain operating expenses	$29,669	$24,188

See accompanying notes to statement of revenues and certain operating expenses.

REPUBLIC SELF STORAGE-ARAPAHO
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
1. BASIS OF PRESENTATION
     Presented herein are the statements of revenues and certain operating expenses related to the operation of Republic Self Storage Garland, LP located in Garland, Texas with 486 rental units (“Property”).
     On September 27, 2006, U-Store It (the “Trust”) acquired the Property.
     The accompanying statement of revenues and certain operating expenses for the year ended December 31, 2005 was prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) which requires certain information with respect to real estate operations to be included with certain filings with the SEC. Accordingly, the revenues and certain operating expenses excludes certain expenses that may not be comparable to those expected to be incurred by the Trust in the proposed future operations of the Property. Items excluded consist of mortgage interest expense, depreciation, management fees and general and administrative expenses not directly related to the future operations.
2. USE OF ESTIMATES
     The preparation of the statements of revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.
3. REVENUE RECOGNITION
     Revenues relating to the Property are recognized when payments are due. If it is determined after all methods of collection have been exhausted, that the account will not be collected, then it is written off to bad debt expense. The Property is being leased to tenants under operating leases generally on a month to month basis.
4. PROPERTY OPERATING EXPENSES
     The Property’s operating expenses for the year ended December 31, 2005, include $7,129 for insurance, $23,010 for utilities, $20,125 for operating and maintenance costs, $49,991 in payroll and advertising expenses of $23,610. (See Note 5)
     The Property’s operating expenses for the period January 1, 2006 through June 30, 2006 (unaudited) include $3,671 for insurance, $12,840 for utilities, $10,266 for operating and maintenance costs, $22,959 for payroll and advertising expenses of $7,670. (See Note 5)

REPUBLIC SELF STORAGE-ARAPAHO
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
5. ADVERTISING
     Advertising costs are expensed as incurred, $23,610 and $7,670 for 2005 and for the six months ended June 30, 2006 (unaudited), respectively, are included in property operating expenses.
6. INTERIM UNAUDITED FINANCIAL INFORMATION
     The statement of revenues and certain operating expenses for the period January 1, 2006 through June 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses for this interim period has been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

INDEPENDENT AUDITORS’ REPORT
To the Board of Trustees and Shareholders
U-Store-It Trust
Cleveland, Ohio
     We have audited the accompanying statement of revenues and certain operating expenses of Republic Self Storage-San Antonio (the “Property”) for the year ended December 31, 2005. The statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of U-Store-It Trust, as described in Note 1. This presentation is not intended to be a complete presentation of the Property’s revenues and expenses.
     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/ The Schonbraun McCann Group LLP
Roseland, New Jersey
September 27, 2006

REPUBLIC SELF STORAGE-SAN ANTONIO
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the period
	January 1, 2006 through
	June 30, 2006	Year ended
	(Unaudited)	December 31, 2005
Revenues
Base rents	$132,890	$174,711
Other income	6,074	12,551

	138,964	187,262

Certain Operating Expenses
Property operating expenses	69,351	128,430
Real estate taxes	34,838	67,353
General and administrative expenses	9,173	7,422

	113,362	203,205

Revenue in excess of certain operating expenses /(Certain operating expenses in excess of Revenues)	$25,602	$(15,943)

See accompanying notes to statement of revenues and certain operating expenses.

REPUBLIC SELF STORAGE-SAN ANTONIO
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
1. BASIS OF PRESENTATION
     Presented herein are the statements of revenues and certain operating expenses related to the operation of Interstate 10 Self Storage, LP storage facility located in San Antonio, Texas with 676 rental units (the “Property”).
     On September 27, 2006, U-Store It (the “Trust”) acquired the Property.
     The accompanying statement of revenues and certain operating expenses for the year ended December 31, 2005 was prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) which requires certain information with respect to real estate operations to be included with certain filings with the SEC. Accordingly, the revenues and certain operating expenses excludes certain expenses that may not be comparable to those expected to be incurred by the Trust in the proposed future operations of the Property. Items excluded consist of mortgage interest expense, depreciation, management fees and general and administrative expenses not directly related to the future operations.
2. USE OF ESTIMATES
     The preparation of the statements of revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.
3. REVENUE RECOGNITION
     Revenues relating to the Property are recognized when payments are due. If it is determined after all methods of collection have been exhausted, that the account will not be collected, then it is written off to bad debt expense. The Property is being leased to tenants under operating leases generally on a month to month basis.
4. PROPERTY OPERATING EXPENSES
     The Property’s operating expenses for the year ended December 31, 2005, include $7,968 for insurance, $24,170 for utilities, $10,261 for operating and maintenance costs, $67,015 for payroll and advertising expenses of $19,016. (See Note 5)
     The Property’s operating expenses for the period January 1, 2006 through June 30, 2006 (unaudited) include $4,218 for insurance, $12,562 for utilities, $11,014 for operating and maintenance costs, $32,154 for payroll and advertising expenses of $9,403. (See Note 5)

REPUBLIC SELF STORAGE-SAN ANTONIO
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
5. ADVERTISING
     Advertising costs are expensed as incurred, $19,016 and $9,403 for 2005 and for the six months ended June 30, 2006 (unaudited), respectively, are included in property operating expenses.
6. INTERIM UNAUDITED FINANCIAL INFORMATION
     The statement of revenues and certain operating expenses for the period January 1, 2006 through June 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses for this interim period has been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

INDEPENDENT AUDITORS’ REPORT
To the Board of Trustees and Shareholders
U-Store-It Trust
Cleveland, Ohio
     We have audited the accompanying combined statements of revenues and certain operating expenses of the Jernigan Portfolio (the “Properties”) for the years ended December 31, 2005, 2004 and 2003. The statements are the responsibility of the Properties’ management. Our responsibility is to express an opinion on these statements based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free from material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     The accompanying combined statements of revenues and certain operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of U-Store-It Trust, as described in Note 1. This presentation is not intended to be a complete presentation of the Properties’ revenues and expenses.
     In our opinion, the statements referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Properties for the years ended December 31, 2005, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.
/s/ The Schonbraun McCann Group LLP
Roseland, New Jersey
September 29, 2006

JERNIGAN PORTFOLIO
COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the Period
	January 1, 2006
	Through	Year Ended	Year Ended	Year Ended
	June 30, 2006	December 31,	December 31,	December 31,
	(Unaudited)	2005	2004	2003
Revenues
Base rents	$2,272,858	$4,606,184	$4,422,559	$4,396,511
Other income	186,034	357,352	337,595	317,900

	2,458,892	4,963,536	4,760,154	4,714,411

Certain Operating Expenses
Property operating expenses	615,591	1,222,971	1,128,307	1,131,418
Real estate taxes	337,498	629,595	541,893	527,400
General and administrative expenses	99,658	219,928	270,161	240,511

	1,052,747	2,072,494	1,940,361	1,899,329

Revenues in excess of certain operating expenses	$1,406,145	$2,891,042	$2,819,793	$2,815,082

See accompanying notes to combined statements of revenues and certain operating expenses.

JERNIGAN PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
1. BASIS OF PRESENTATION
     Presented herein are the combined statements of revenues and certain operating expenses related to the operation of the following nine storage facilities, collectively (“Jernigan Portfolio” or the “Properties”):

Property Name	Facility Location	Units

1350 N. First St.	Garland, TX	681
1236 Texas St.	Lewisville, TX	452
201 S. I35 E. St.	Denton, TX	516
3300 Southwest Blvd.	Grove City, OH	779
5252 Nike Dr.	Columbus-Hilliard, OH	784
6446 E. Main St.	Reynoldsburg, OH	669
5411 West Broad St.	Columbus, OH	603
3595 Anderson Farm Rd.	Austell, GA	668
43 Old Olden Avenue	Hamilton, NJ	419

		5,571

     The accompanying combined statements of revenues and certain operating expenses for the years ended December 31, 2005, 2004 and 2003 were prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) which requires certain information with respect to real estate operations to be included with certain filings with the SEC. Accordingly, the combined revenues and certain operating expenses exclude certain expenses that may not be comparable to those expected to be incurred by U-Store-It Trust in the proposed future operations of the Properties. Items excluded consist of mortgage interest expense, depreciation, management fees and general and administrative expenses not directly related to the future operations.
2. USE OF ESTIMATES
     The preparation of the combined statements of revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined statements of revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.
3. REVENUE RECOGNITION
     Revenues relating to the Properties are recognized when payments are due. If it is determined after all methods of collection have been exhausted, that the account will not be collected, then it is written off to bad debt expense. The Properties are being leased to tenants under operating leases generally on a month to month basis.

JERNIGAN PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
4. PROPERTY OPERATING EXPENSES

	For the Period
	January 1, 2006
	Through	Year Ended	Year Ended	Year Ended
	June 30, 2006	December 31,	December 31,	December 31,
	(Unaudited)	2005	2004	2003
Insurance	$39,116	$77,389	$71,473	$67,877
Utilities	119,301	229,782	206,233	187,113
Operating and maintenance costs	84,966	192,958	153,656	186,187
Payroll	295,818	573,207	496,519	479,213
Advertising (see Note 5)	76,390	149,635	200,426	211,028

	$615,591	$1,222,971	$1,128,307	$1,131,418

5. ADVERTISING
     Advertising costs are expensed as incurred and are included in property operating expenses as follows:

January 1, 2006 through June 30, 2006 (unaudited)	$76,390
2005	$149,635
2004	$200,426
2003	$211,028
6. INTERIM UNAUDITED FINANCIAL INFORMATION
     The combined statement of revenue and certain operating expenses for the period January 1, 2006 through June 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenue and certain operating expenses for this interim period has been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

INDEPENDENT AUDITORS’ REPORT
To the Board of Trustees and Shareholders
U-Store-It Trust
Cleveland, Ohio
     We have audited the accompanying statement of revenues and certain operating expenses of Republic Self Storage-Stassney (the “Property”) for the year ended December 31, 2005. The statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of U-Store-It Trust, as described in Note 1. This presentation is not intended to be a complete presentation of the Property’s revenues and expenses.
     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/ The Schonbraun McCann Group LLP
Roseland, New Jersey
September 27, 2006

REPUBLIC SELF STORAGE-STASSNEY
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the period
	January 1, 2006 through
	March 31, 2006	Year ended
	(Unaudited)	December 31, 2005
Revenues
Base rents	$75,323	$225,551
Other income	6,394	25,612

	81,717	251,163

Certain Operating Expenses
Property operating expenses	35,000	140,772
Real estate taxes	22,704	90,530
General and administrative expenses	4,194	14,472

	61,898	245,774

Revenues in excess of certain operating expenses	$19,819	$5,389

See accompanying notes to statement of revenues and certain operating expenses.

REPUBLIC SELF STORAGE-STASSNEY
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
1. BASIS OF PRESENTATION
     Presented herein are the statements of revenues and certain operating expenses related to the operation of Republic Self Storage Stassney, LP storage facility located in Austin, Texas with 587 rental units (the “Property”). On June 28, 2006 U-Store-It Trust (the “Trust”) acquired the Property.
     The accompanying statement of revenues and certain operating expenses for the year ended December 31, 2005 was prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) which requires certain information with respect to real estate operations to be included with certain filings with the SEC. Accordingly, the revenues and certain operating expenses excludes certain expenses that may not be comparable to those expected to be incurred by the Trust in the proposed future operations of the Property. Items excluded consist of mortgage interest expense, depreciation, management fees and general and administrative expenses not directly related to the future operations.
2. USE OF ESTIMATES
     The preparation of the statement of revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.
3. REVENUE RECOGNITION
     Revenues relating to the Property are recognized when payments are due. If it is determined after all methods of collection have been exhausted, that the account will not be collected, then it is written off to bad debt expense. The Property is being leased to tenants under operating leases generally on a month to month basis.
4. PROPERTY OPERATING EXPENSES
     The Property’s operating expenses for the year ended December 31, 2005, include $10,528 for insurance, $35,638 for utilities, $12,464 for operating and maintenance costs, $66,004 for payroll and $16,138 for advertising expenses. (See Note 5)
     The Property’s operating expenses for the period January 1, 2006 through March 31, 2006 (unaudited) include $2,639 for insurance, $9,766 for utilities, $1,966 for operating and maintenance costs, $15,993 for payroll and $4,636 for advertising expenses. (See Note 5)

REPUBLIC SELF STORAGE-STASSNEY
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
5. ADVERTISING
     Advertising costs are expensed as incurred, $16,138 and $4,636 for 2005 and for the three months ended March 31, 2006 (unaudited), respectively, are included in property operating expenses.
6. INTERIM UNAUDITED FINANCIAL INFORMATION
     The statement of revenues and certain operating expenses for the period January 1, 2006 through March 31, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses for this interim period has been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

INDEPENDENT AUDITORS’ REPORT
To the Board of Trustees and Shareholders
U-Store-It Trust
Cleveland, Ohio
     We have audited the accompanying combined statements of revenues and certain operating expenses of the SecurCare Portfolio (the “Properties”) for the year ended December 31, 2005. The statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on this statement based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying combined statements of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of U-Store-It Trust, as described in Note 1. This presentation is not intended to be a complete presentation of the Properties’ revenues and expenses.
     In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 of the Properties for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/ The Schonbraun McCann Group LLP
Roseland, New Jersey
September 29, 2006

SECURCARE PORTFOLIO
COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the period
	January 1, 2006 through
	March 31, 2006	Year ended
	(Unaudited)	December 31, 2005
Revenues
Base rents	$737,246	$3,103,640
Other income	28,812	145,552

	766,058	3,249,192

Certain Operating Expenses
Property operating expenses	94,113	384,853
Real estate taxes	93,571	337,121
General and administrative expenses	35,491	140,251

	223,175	862,225

Revenues in excess of certain operating expenses	$542,883	$2,386,967

See accompanying notes to combined statements of revenues and certain operating expenses.

SECURCARE PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
1. BASIS OF PRESENTATION
     Presented herein are the combined statements of revenues and certain operating expenses related to the operation of the following five storage facilities, collectively (“SecurCare Portfolio” or the “Properties”):

Location	Units
5815 Arapahoe Ave, Boulder CO	1224
6338 Arapahoe Ave, Boulder CO	784
6405 O’Dell Place, Boulder CO	717
4545 Broadway Street, Boulder CO	132
4667 Broadway Street, Boulder CO	401

3,258

     On May 10, 2006, U-Store-It Trust (the “Trust”) acquired SecurCare Portfolio. The accompanying combined statements of revenues and certain operating expenses for the year ended December 31, 2005 was prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) which requires certain information with respect to real estate operations to be included with certain filings with the SEC. Accordingly, the combined revenues and certain operating expenses excludes certain expenses that may not be comparable to those expected to be incurred by the Trust in the proposed future operations of the Properties. Items excluded consist of mortgage interest expense, depreciation, management fees and general and administrative expenses not directly related to the future operations.
2. USE OF ESTIMATES
     The preparation of the combined statements of revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined statements of revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

SECURCARE PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
3. REVENUE RECOGNITION
     Revenues relating to the Properties is recognized when payments are due. If it is determined after all methods of collection have been exhausted, that the account will not be collected, then it is written off to bad debt expense. The Properties are being leased to tenants under operating leases generally on a month to month basis.
4. PROPERTY OPERATING EXPENSES
     The Properties’ operating expenses for the year ended December 31, 2005, include $34,000 for insurance, $75,864 for utilities, $59,218 in operating and maintenance costs, $164,140 in payroll and $51,631 for advertising expenses (see note 5).
     The Properties’ operating expenses for the period January 1, 2006 through March 31, 2006 (unaudited) include $8,637 for insurance, $28,023 for utilities, $6,330 for operating and maintenance costs, $33,244 for payroll and $17,879 for advertising expenses (see note 5).
5. ADVERTISING
     Advertising costs are expensed as incurred, $51,631 and $17,879 for 2005 and for the period ended March 31, 2006 (unaudited), respectively, are included in property operating expenses.
6. INTERIM UNAUDITED FINANCIAL INFORMATION
     The combined statement of revenue and certain operating expenses for the period January 1, 2006 through March 31, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses for this interim period has been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

INDEPENDENT AUDITORS’ REPORT
To the Board of Trustees and Shareholders
U-Store-It Trust
Cleveland, Ohio
     We have audited the accompanying combined statement of revenues and certain operating expenses of the Sanford Partners Portfolio (the “Properties”) for the year ended December 31, 2005. The statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on this statement based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying combined statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of U-Store-It Trust, as described in Note 1. This presentation is not intended to be a complete presentation of the Properties’ revenues and expenses.
     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Properties for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/ The Schonbraun McCann Group LLP
Roseland, New Jersey
September 27, 2006

SANFORD PARTNERS PORTFOLIO
COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

Year ended
December 31, 2005
Revenues
Base rents	$1,456,373
Other income	117,649

1,574,022

Certain Operating Expenses
Property operating expenses	528,859
Real estate taxes	249,812
General and administrative expenses	84,380

863,051

Revenues in excess of certain operating expenses	$710,971

See accompanying notes to combined statement of revenues and certain operating expenses.

SANFORD PARTNERS PORTFOLIO
NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
1. BASIS OF PRESENTATION
     Presented herein is the combined statement of revenues and certain operating expenses related to the operation of the following four storage facilities, collectively (“Sanford Partners Portfolio” or the “Properties”):

Property Name	Facility Location	Units

Republic Self Storage-Eastchase	Fort Worth, TX	674
Republic Self Storage-Manchaca	Austin, TX	570
Republic Self Storage-Wade	Frisco, TX	629
Republic Self Storage-Mansfield	Mansfield, TX	499

		2,372

     On March 1, 2006, U-Store-It Trust (the “Trust”) acquired Sanford Partners Portfolio. The accompanying combined statement of revenues and certain operating expenses for the year ended December 31, 2005 was prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) which requires certain information with respect to real estate operations to be included with certain filings with the SEC. Accordingly, the combined revenues and certain operating expenses excludes certain expenses that may not be comparable to those expected to be incurred by the Trust in the proposed future operations of the Properties. Items excluded consist of mortgage interest expense, depreciation, management fees and general and administrative expenses not directly related to the future operations.

SANFORD PARTNERS PORTFOLIO
NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
2. USE OF ESTIMATES
     The preparation of the combined statements of revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined statement of revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.
3. REVENUE RECOGNITION
     Revenues relating to the Properties is recognized when payments are due. If it is determined after all methods of collection have been exhausted, that the account will not be collected, then it is written off to bad debt expense. The Properties are being leased to tenants under operating leases generally on a month to month basis.
4. PROPERTY OPERATING EXPENSES
     The Properties’ operating expenses for the year ended December 31, 2005, include $40,690 for insurance, $115,053 for utilities, $57,412 in operating and maintenance costs, $224,615 in payroll, and advertising expenses of $91,089 (see note 5).
5. ADVERTISING
     Advertising costs are expensed as incurred, $91,089 for 2005, and are included in property operating expenses.

SIGNATURE
     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

U-STORE-IT TRUST (Registrant)
Date: March 28, 2007	By:	/s/ CHRISTOPHER P. MARR
		Name:	Christopher P. Marr
Chief Financial Officer